UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SK Growth Opportunities Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

SK Growth Opportunities Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41432	98-1643582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

228 Park Avenue S #96693 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

(917) 599-1622

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SKGRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	SKGR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SKGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Postponement of Extraordinary General Meeting

On March 12, 2025, SK Growth Opportunities Corporation (the “Company”) filed a definitive proxy statement (the “Extension Proxy Statement”) for an extraordinary general meeting (the “Extension Meeting”) of its shareholders originally scheduled to be held on March 27, 2025, at 4:00 p.m. Eastern Time to approve, among other things, an amendment to the Company’s amended and restated memorandum and articles of association (the “Articles”) to extend the date by which the Company has to complete an initial business combination from March 31, 2025 to June 22, 2025 (the “Extension”), or such earlier date as the Company’s board of directors may approve in accordance with the Articles. Defined terms used but not defined herein have the meanings set forth in the Extension Proxy Statement.

The board of directors of the Company has decided to postpone the Extension Meeting to March 28, 2025, at 11:00 a.m., Eastern Time to allow additional time for the Company to engage with its shareholders.

The postponed Extension Meeting will be held on March 28, 2025, at 11:00 a.m., Eastern Time, at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304 and conducted remotely by teleconference. Shareholders can attend the postponed meeting by visiting https://www.cstproxy.com/skgrowthopportunities/ext2025. If you do not have access to internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 6141921#. Please note that you will not be able to vote or ask questions at the Extension Meeting if you choose to participate telephonically.

Redemption Requests

On March 10, 2025, the Company filed a definitive proxy statement (the “Business Combination Proxy Statement” and together with the Extension Proxy Statement, the “Proxy Statements”) for an extraordinary general meeting (the “Business Combination Meeting” and together with the Extension Meeting, the “Meetings”) of its shareholders scheduled to be held on March 30, 2025, at 4:00 p.m. Eastern Time to approve, among other things, the proposed Business Combination with Webull.

The Company’s public shareholders are entitled to submit their Public Shares for redemption in connection with both the Extension Meeting and the Business Combination Meeting. On March 3, 2025 and March 6, 2025, the redemption price per Public Share was approximately $11.69, respectively, which is expected to be the same approximate amount two (2) business days prior to each of the Extension Meeting and Business Combination Meeting.

Shareholders who wish to ensure that their Public Shares are redeemed in the event that either the Extension is implemented or the Business Combination is consummated must instruct the Company’s transfer agent, Continental Stock &Transfer Company (the “Transfer Agent”), to redeem such shares in connection with both the Extension Meeting and the Business Combination Meeting, no later than the redemption deadline for each meeting, which is March 26, 2025 at 5.00 p.m., Eastern Time and March 27, 2025 at 5:00 p.m., Eastern Time, respectively.

The Company cannot assure you whether it will hold the Extension Meeting on March 28, 2025, or the Business Combination Meeting on March 30, 2025. If the Company holds the Extension Meeting and implements the Extension, any Public Shares submitted for redemption in connection with the Extension Meeting will be redeemed; however, Public Shares submitted for redemption solely in connection with the Business Combination Meeting will not be redeemed in connection with the Extension, and such shareholders will remain shareholders of the Company. If the Company holds the Business Combination Meeting and completes the Business Combination, any Public Shares submitted for redemption in connection with the Business Combination Meeting will be redeemed; however, Public Shares submitted for redemption solely in connection with the Extension Meeting will not be redeemed in connection with the Business Combination, and such shareholders will remain shareholders of the combined company.

If the Company does not hold the Extension Meeting and implement the Extension, any Public Shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with the Extension Meeting will be automatically subject to redemption in connection with the consummation of the Business Combination, unless you withdraw such redemption request.

Shareholders who wish to withdraw their previously submitted redemption request may do so prior to the taking of the shareholders’ vote at the Business Combination Meeting and/or the Extension Meeting, or thereafter with the Company’s consent, by requesting that the transfer agent return such shares. You may contact the Transfer Agent, at One State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, or by email at spacredemptions@continentalstock.com.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of Webull, market size and growth opportunities, competitive position and technological and market trends, estimated implied pro forma enterprise value of the combined company following the Mergers (as defined in the Business Combination Agreement) (the “Combined Company”), the cash position of the Combined Company following the closing of the proposed Transactions (as defined in the Business Combination Agreement), the Company and Webull’s ability to consummate the Transactions, and expectations related to the terms and timing of the Transactions, as applicable, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “predict,” “potential,” “seek,” “future,” “propose,” “continue,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or the negatives of these terms or variations of them or similar terminology although not all forward-looking statements contain such terminology. All forward-looking statements are based upon current estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company and Webull as of the date of this Current Report, and are therefore subject to a number of factors, risks and uncertainties, some of which are not currently known to the Company or Webull and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Some of these factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company, Webull or others following the announcement of the Transactions, the Business Combination Agreement and other ancillary documents with respect thereto; (3) the amount of redemption requests made by the Company’s public shareholders and the inability to complete the Transactions due to the failure to obtain approval of the shareholders of the Company, to obtain financing to complete the business combination or to satisfy other conditions to closing and; (4) changes to the proposed structure of the Mergers that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Mergers; (5) the ability to meet, or continue to meet, stock exchange listing standards; (6) the risk that the Transactions disrupt current plans and operations of Webull as a result of the announcement and consummation of the Transactions; (7) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of Webull to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) risks associated with changes in applicable laws or regulations and Webull’s international operations; (10) the possibility that Webull or the Combined Company may be adversely affected by other economic, business, and/or competitive factors; (11) Webull’s estimates of expenses and profitability; (12) Webull’s mission, goals and strategies; (13) Webull’s future business development, financial condition and results of operations; (14) expected growth of the global digital trading and investing services industry; (15) expected changes in Webull’s revenues, costs or expenditures; (16) Webull’s expectations regarding demand for and market acceptance of its products and service; (17) Webull’s expectations regarding its relationships with users, customers and third-party business partners; (18) competition in Webull’s industry; (19) relevant government policies and regulations relating to Webull’s industry; (20) general economic and business conditions globally and in jurisdictions where Webull operates; and (21) assumptions underlying or related to any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the risks and uncertainties described in the “Risk Factors” section in the annual report on Form 10-K for year ended December 31, 2023 of the Company, and any additional risks and uncertainties described in the “Risk Factors” section in the quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024 of the Company, and the “Risk Factors” section of the definitive proxy statement/prospectus, as may be further amended or supplemented, relating to the Transactions and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither the Company nor Webull presently know or that the Company or Webull currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of these factors, risks and uncertainties, the forward-looking events and circumstances discussed in this Current Report may not occur, and any estimates, assumptions, expectations, forecasts, views or opinions set forth in this Current Report should be regarded as preliminary and for illustrative purposes only and accordingly, undue reliance should not be placed upon the forward-looking statements. The Company and Webull assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Additional Information

The Company has filed the Extension Proxy Statement with the SEC in connection with the Extension Meeting on March 12, 2025, and, beginning on or about March 12, 2025, mailed the Extension Proxy Statement and other relevant documents to its shareholders as of March 3, 2025, the record date for the Extension Meeting. In connection with the Transactions, the Company and Webull have prepared, and Webull has filed, a registration statement on Form F-4 with the SEC, which includes a proxy statement that was distributed to the Company’s shareholders in connection with its solicitation for proxies for the vote by the Company’s shareholders in connection with the Transactions. Such registration statement was declared effective by the SEC on March 10, 2025, and the Company and Webull filed the Business Combination Proxy Statement on March 10, 2025. The Company has mailed the Business Combination Proxy Statement and other relevant documents to its stockholders as of March 6, 2025, the record date established for voting on the Transactions, and, beginning on or about March 12, 2025, mailed the Extension Proxy Statement and other relevant documents to its shareholders as of March 3, 2025, the record date for the Extension Meeting. You are urged to read the Proxy Statements and any other relevant documents filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about the Company, Webull and the Transactions. Shareholders of the Company are able to obtain free copies of the Proxy Statements, as well as other filings containing information about the Company, Webull and the Transactions, without charge, at the SEC’s website located at www.sec.gov. This Current Report does not contain all the information that should be considered concerning the proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

The Company, Webull and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Transactions (as defined in the Business Combination Agreement). You can find information about the Company’s directors and executive officers and their interest in the Company can be found in its Annual Report on Form10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 29, 2024. A list of the names of the directors, executive officers, other members of management and employees of the Company and Webull, as well as information regarding their interests in the Transactions, are included in the definitive proxy/prospectus filed with the SEC by the Company and Webull. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, Webull or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2025

SK GROWTH OPPORTUNITIES CORPORATION

By:	/s/ Derek Jensen
Name:	Derek Jensen
Title:	Chief Financial Officer

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